Exhibit 99.3

Unaudited Condensed Consolidated Balance Sheet Of
Comcap Holding Corp. And Its Subsidiaries As Of
June 30, 2002 And The Unaudited Condensed Consolidated
Statements Of Operations And Cash Flows For Each Of The
Six-Month Periods Ended June 30, 2002 and June 30, 2001

                     COMCAP HOLDINGS CORP. and SUBSIDIARIES

                        UNAUDITED CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                                  June 30, 2002


              ASSETS
              ------
Cash                                         $      881,721
Restricted Assets                                 2,907,151
Loans Receivable, net                            54,239,240
Receivable from Sales of Loans                            -
Receivable from Bank                              3,149,321
Accrued Interest Receivable                         430,058
Servicing Asset                                   5,555,104
SBA License, net                                    210,417
Costs Associated With Stock Issuance                      -
Property & Equipment, net                           263,728
Other Real Estate Owned                              34,500
Other Assets                                        819,884

                                             ---------------
Total Assets                                     68,491,124
                                             ===============

LIABILITIES AND SHAREHOLDERS' DEFICIT
-------------------------------------
LIABILITIES
-----------
Accounts Payable & Accrued Liabilities            2,340,467
Income & Franchise Taxes Pay                              -
Accrued Interest Payable                            459,596
Dividends Payable                                   500,000
Notes Payable                                     2,000,000
Bank Notes Payable                               62,285,910
Puttable Common Stock, net                        1,110,759
                                             ---------------
Total Liabilities                                68,696,732
                                             ---------------

SHAREHOLDERS' DEFICIT
---------------------
Common Stock                                          1,059
Preferred Stock                                         775
Additional Paid-In Capital                       14,188,277
Retained Earnings (Deficit)                     (14,395,719)
                                             ---------------
Total Shareholders' Deficit                        (205,608)
                                             ---------------

                                             ---------------
Total Liabilities & Shareholders' Deficit     $   68,491,124
                                             ===============

                     COMCAP HOLDINGS CORP. and SUBSIDIARIES
                               UNAUDITED CONDENSED
                      CONSOLIDATING STATEMENT OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2002 AND 2001

                                                       Six months Ended June 30,
                                                       -------------------------
                                                    2002                       2001
                                                    ----                       ----
REVENUE
-------
Premium Income                                  $   26,250               $  1,055,968
Interest Income                                  2,950,373                  4,597,271
Loan Application Fees, Service Fees
& Other Income                                     368,956                    450,985
                                                --------------------------------------
Total Revenues                                   3,345,579                  6,104,224
                                                --------------------------------------

EXPENSES
--------
Interest Expense                                 1,515,536                  2,998,399
Salaries and Related Expenses                      904,634                  1,665,550
Depreciation and Amortization                      112,246                    102,429
Provision for Possible Loan Losses                 338,737                  1,493,415
Professional Fees                                  704,665                    354,979
Loan Processing Costs                               16,870                    473,787
Business Development, Travel & Entertainment        18,631                    127,275
Rental Expense                                     165,767                    249,603
Restructuring Charge                                     -                    737,846
Other Expenses                                     142,012                    281,035
                                                --------------------------------------
Total Expenses                                   3,919,098                  8,484,318
                                                --------------------------------------


(Loss) Before Income Taxes                        (573,519)                (2,380,094)

Income and Franchise Taxes                          27,409                          -
                                                --------------------------------------
Net (Loss)                                      $ (600,928)              $ (2,380,094)
                                                ======================================

                     COMCAP HOLDINGS CORP. and SUBSIDIARIES
            Unaudited Condensed Consolidating Statement of Cash Flows
                 For the Six Months Ended June 30, 2002 and 2001

                                                                                               Six months Ended June 30,
                                                                                               -------------------------
                                                                                              2002                   2001
                                                                                              ----                   ----
Cash flows from operating activities:

        Net loss                                                                             ($600,928)        ($2,380,094)
                                                                                          -------------      --------------
        Adjustments to reconcile net loss to net cash provided by operating activities
                  Loans originated for sale                                                          -         (28,269,244)
                  Proceeds from sale of SBA guaranteed portion of loans                              -          26,786,431
                  Loan principal collected                                                   4,213,007           4,075,587
                  Loss on sale of other real estate owned                                            -                   -
                  Loss on sale of fixed asset                                                        -              47,089
                  Depreciation and amortization                                                111,230             102,429
                  Deferred loan origination costs                                                    -            (671,636)
                  Amortization of loan origination costs                                       152,468             738,708
                  Provision for possible loan losses                                           338,737           1,493,415
                  Unearned premium income                                                            -             687,585
                  Amortization of servicing asset                                              669,170           1,045,556
                  Accretion of discount on portfolio                                          (780,600)           (901,361)
                  Proceeds from sale of other real estate owned                                      -                   -
                  Restructuring charge accrued, net of amounts paid                                  -             265,733
                  Other                                                                              6            (260,537)
                  Net change in
                     Receivable from sale of loans                                                   -           2,747,938
                     Receivable from bank                                                      153,160            (418,673)
                     Accrued interest receivable                                                (5,997)            276,557
                     Servicing rights                                                                -            (664,464)
                     Net change in deferred costs                                                    -                   -
                     Other assets                                                              442,737             175,466
                     Accounts payable and accrued liabilities                               (1,873,638)           (820,605)
                     Income and franchise taxes payable                                        (19,473)            (73,048)
                                                                                          -------------      --------------
                                            Total adjustments                                3,400,807           6,362,926
                                                                                          -------------      --------------

                                            Net cash provided by operating activities        2,799,879           3,982,832
                                                                                          -------------      --------------

Cash flows from investing activities
        Purchase of furniture and equipment                                                          -             (96,228)
        Proceeds from sales of property and equipment                                                -               1,928
                                                                                          -------------      --------------
                                            Net cash used in investing activities                    -             (94,300)

Cash flows from financing activities
        Net repayments on proceeds from revolving lines of credit                           (3,408,405)         (5,114,471)
        Repurchase of puttable common stock                                                    (12,526)                  -
                                                                                          -------------      --------------
                                             Net cash used in financing activities          (3,420,931)         (5,114,471)
                                                                                          -------------      --------------

                                             Net decrease in cash and cash equivalents        (621,052)         (1,225,939)

Cash and cash equivalents, beginning of year                                                 4,409,924           5,215,339
                                                                                          -------------      --------------

Cash and cash equivalents, end of year                                                      $3,788,872        $  3,989,400
                                                                                          =============      ==============


NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

          Basis of presentation and description of business
          -------------------------------------------------

The unaudited condensed consolidated financial statements of the Commercial Capital Corporation, Inc. and Subsidiaries (the "Company") included herein have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to SEC rules and regulations. The unaudited condensed consolidated financial statements of the Company reflect, in the opinion of management, all adjustments necessary to present fairly the financial position of the Company at June 30, 2002, and the results of its operations and cash flows for the six month periods ended June 30, 2002 and June 30, 2001. All adjustments are of a normal recurring nature. These financial statements should be read in conjunction with the annual financial statements and notes thereto for the year ended December 31, 2001. The results of operations for the six months ended June 30, 2002 are not necessarily indicative of the results of operations to be expected for the year ending December 31, 2002.

NOTE 2    Acquisition by Newtek Capital
          -----------------------------

Newtek Capital, Inc., a provider of financial and business services to the small businesses market announced today that it has signed a definitive agreement to acquire Commercial Capital Corporation ("CCC") and its parent, Comcap Holding Corp. Subject to all required regulatory approvals, Newtek expects that it will rename the company in line with its branding and cross-marketing strategy as "Newtek Small Business Finance."